SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CHOCK FULL O NUTS

          GAMCO INVESTORS, INC.
                                 9/13/99          357,064             *DI
                                 9/10/99           20,000-           10.6250
                                 7/28/99            2,000-           10.3750
          GABELLI FUNDS, LLC.
               THE GABELLI EQUITY INCOME FUND
                                 9/13/99            3,402              *DI
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 9/13/99          232,261              *DI























          (1) THE TRANSACTIONS ON 9/13/99 WERE IN CONNECTION WITH THE REDEMPTION AND CONVERSION DESCRIBED IN ITEM 3 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.






                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- CHOCK FULL O' CV 8%

          GAMCO INVESTORS, INC.
                                 9/13/99              730-             *DO
          GABELLI FUNDS, LLC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 9/13/99              865-             *DO























          (1) THE TRANSACTIONS ON 9/13/99 WERE IN CONNECTION WITH THE REDEMPTION AND CONVERSION DESCRIBED IN ITEM 3 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.



          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- CHOCK FULL O' CV 7%

          GAMCO INVESTORS, INC.
                                 9/13/99            2,010-             *DO
          GABELLI FUNDS, LLC.
               THE GABELLI EQUITY INCOME FUND
                                 9/13/99               28-             *DO
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 9/13/99            1,000-             *DO




















          (1) THE TRANSACTIONS ON 9/13/99 WERE IN CONNECTION WITH THE REDEMPTION AND CONVERSION DESCRIBED IN ITEM 3 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.



          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.